                               STI CLASSIC FUNDS

                   Virginia Intermediate Municipal Bond Fund
                     Supplement Dated May 19, 2000 to the
          Bond and Money Market Funds-Trust Shares Prospectus and the
                Bond Funds-Flex and Investor Shares Prospectus
                             dated October 1, 1999

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Under the heading "Portfolio Managers," paragraph 9 on page 36 of the Bond and Money Market Funds Trust Shares Prospectus and paragraph 8 on page 26 of the Bond Funds Flex and Investor Shares Prospectus have been deleted. In each case, paragraph 4 under the same heading is replaced with the following:

  Mr. Robert S. Bowman, CFA, has served as Vice President of Trusco since January 1999. He has managed the U.S. Treasury Money Market Fund since 1995, the Tax-Free Money Market Fund since 1995, the Maryland Municipal Bond Fund since 1998, the Virginia Municipal Bond Fund since 1998, and the Virginia Intermediate Municipal Bond Fund since 2000. Prior to joining Trusco, Mr. Bowman served as an assistant trader from 1994 to 1995, and Vice President since 1995 of Crestar Asset Management Company. Mr. Bowman has more than 5 years of investment experience.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.